UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to § 240.14a -12

URANERZ ENERGY CORPORATION
(Name of Registrant as Specified in its Charter)

___________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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URANERZ ENERGY CORPORATION
Notice of Annual Meeting of Stockholders

To all Stockholders of Uranerz Energy Corporation:

You are invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Uranerz Energy Corporation (the “Company”). The Annual Meeting will be held at the Hilton Garden Inn, 1150 North Poplar Street, Casper, Wyoming 82601 on Wednesday, June 13, 2012, at 9:30 a.m. local time. The purposes of the meeting are:

1.

To elect the Nominees to the Company’s Board of Directors to serve until the Company’s 2013 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are Nominees for election as Directors: Glenn Catchpole, George Hartman, Dennis Higgs, Paul Saxton, Gerhard Kirchner, Peter Bell, and Arnold Dyck;

2.	To ratify the appointment of the Company’s independent registered public accounting firm, Manning Elliott LLP, for the fiscal year ending December 31, 2012; and

3.	Any other business that may properly come before the Annual Meeting.

The Board of Directors has fixed April 19, 2012 as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of April 19, 2012 will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the meeting to attend and vote at the meeting. If your shares are not registered in your name, you will need to obtain a proxy from your broker, bank or other institution that holds your shares or present proof of your ownership of those shares at the meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Company stock as of April 19, 2012. Please bring that documentation to the meeting.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person. The Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders and the Company’s Annual Report for the fiscal year ended December 31, 2011 are available at http://www.uranerz.com/s/2012annualmeeting.asp.

By Order of the Board of Directors,

/s/ Sandra R. MacKay
Sandra R. MacKay
Corporate Secretary
Uranerz Energy Corporation

April 25, 2012

THIS PAGE INTENTIONALLY LEFT BLANK

URANERZ ENERGY CORPORATION
1701 EAST “E” STREET • P.O. BOX 50850
CASPER • WYOMING • U.S.A. • 82605-0850

Proxy Statement
for
Annual Meeting of Stockholders

To Be Held June 13, 2012

Unless the context requires otherwise, references in this statement to “Uranerz Energy,” “Uranerz”, the “Company,” “we,” “us” or “our” refer to Uranerz Energy Corporation.

The Annual Meeting of Stockholders of Uranerz Energy (the “Annual Meeting”) will be held at the Hilton Garden Inn, 1150 North Poplar Street, Casper, Wyoming 82601 on Wednesday, June 13, 2012, at 9:30 a.m. Mountain Daylight Time (“MDT”).

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s shares of common stock (the Company’s shares of common stock will be referred to as “shares” and the whole class of common stock referred to as the “common stock”) on or about May 1, 2012. A notice of the availability of this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s common stock on or about this date.

You are invited to attend the Annual Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee –you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all nominees and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Our corporate bylaws define a quorum as one-third of the voting power of the issued and outstanding voting stock present in person or by proxy. The Company’s Articles of Incorporation do not allow cumulative voting for directors. The nominees who receive the most votes will be elected. An affirmative vote of a simple majority of the shares present, whether in person or by proxy, is required to approve the appointment of the Company’s independent registered public accounting firm.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business April 19, 2012 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Glenn Catchpole, President & Chief Executive Officer of the Company, and Dennis Higgs, Executive Chairman of the Board of the Company, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) in accordance with your instructions on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, in their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed April 19, 2012 as the record date for the Annual Meeting. Only holders of the Company’s voting common stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of April 19, 2012, the Company had 77,159,074 shares of common stock issued and outstanding. The Company’s common stock is the only outstanding voting security of the Company.

What am I voting on?

You are being asked to vote on the following:

  The election of the seven (7) nominees to the Company’s Board to serve until the Company’s 2013 annual meeting of stockholders or until successors are duly elected and qualified; the following are nominees for election as Directors: Glenn Catchpole, George Hartman, Dennis Higgs, Paul Saxton, Gerhard Kirchner, Peter Bell, and Arnold Dyck;

  The ratification of the appointment of the Company’s independent registered public accounting firm, Manning Elliott LLP, for the fiscal year of 2012; and

  Any other business that may properly come before the meeting.

How many votes do I get?

Each share is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the election of all Directors and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

How do I vote?

You have several voting options. You may vote by:

  Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;
  Signing and faxing your proxy card to our transfer agent, Corporate Stock Transfer, for proxy voting, to the fax number provided on the proxy card;

  Voting over the internet by following the procedures provided on the proxy card; or

  Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What if I share an address with another stockholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the stockholders' prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of stockholders who share the same address. If you share an address with another stockholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (604) 689-1659 to request another copy of the proxy materials. Please note that each stockholder should receive a separate proxy card to vote the shares they own.

Send requests to:

Uranerz Energy Corporation
Suite 1410 – 800 West Pender Street,
Vancouver, B.C., Canada V6C 2V6

Attention: Sandra R. MacKay
                   Corporate Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

  Signing another proxy with a later date and mailing it to the attention of: Jason K. Brenkert, Inspector of Elections, at 1400 Wewatta Street, Suite 400, Denver, Colorado, 80202, so long as it is received prior to 12:00 p.m. MDT, on June 12, 2012;

  Voting in person at the Annual Meeting; or

  Giving written notice of the revocation of your proxy to the Company’s Corporate Secretary, Sandra R. MacKay, at Suite 1410 – 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6, prior to 12:00 p.m., MDT on June 12, 2012.

Beneficial stockholders should refer to the instructions received from their broker, bank or intermediary or the registered holder of the shares if they wish to change their vote.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that one-third of the outstanding voting shares of the Company as of the record date must be present at the Annual Meeting. The common stock is the only outstanding voting stock of the Company. Based on 77,159,074 shares outstanding as of the record date of April 19, 2012, 25,719,692 shares must be present in person or by proxy for the quorum to be reached. Your shares will be counted as present at the Annual Meeting if you:

  Submit a properly executed proxy card (even if you do not provide voting instructions); or

  Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since the Company’s by-laws state that matters presented at a meeting of the stockholders must be approved by the majority of the voting power of the voting shares present at the meeting, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal. However, as described below, election of directors is by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR any of the nominees for which the vote was withheld.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. Since the election of directors under this Proxy Statement is uncontested, the election of directors is considered a non-routine matter and brokers are not permitted to vote shares held in street name for their customers in relation to this item of business. The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2012 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the appointment of the independent registered public accountant will have the same effect as a vote against such proposal.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to ratify the appointment of the independent registered public accountant Manning Elliott LLP?

The ratification of the appointment of the independent registered public accountant Manning Elliott LLP will be approved if a majority of the voting power of the voting shares present at the meeting votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances and subject to certain legal restrictions, may vote your shares; otherwise your shares will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Annual Meeting.

Where can I find the voting results of the meeting?

Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K with the Securities and Exchange Commission (“SEC”) announcing the voting results of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred in mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2013 annual meeting of stockholders?

In order to be considered for inclusion in next year’s 2013 proxy statement, stockholder proposals must be submitted in writing to the Company’s Corporate Secretary, Sandra R. MacKay, at Uranerz Energy Corporation, Suite 1410, 800 West Pender Street, Vancouver, B.C. Canada V6C 2V6, and received no later than January 1, 2013, provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held in calendar year 2013 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2012. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after March 15, 2013 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held calendar year 2013 is changed by more than 30 days from the date of the Annual Meeting of stockholders to be held in calendar year 2012.

How can I obtain a copy of the 2011 Annual Report on Form 10-K?

The Company’s 2011 Annual Report on Form 10-K, including financial statements, is available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns shares on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2011 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2011 Annual Report on Form 10-K should be mailed to:

Uranerz Energy Corporation
Suite 1410 – 800 West Pender Street,
Vancouver, B.C., Canada V6C 2V6

Attention: Sandra R. MacKay
                   Corporate Secretary

What materials accompany or are attached to this proxy statement?

The following materials accompany this proxy statement:

1.	Form of proxy card; and
2.	The Company’s Annual Report on Form 10-K.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Under rules adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the internet can be found on the proxy card or voting instruction form sent to stockholders of record. The 2011 Annual Report and this Proxy Statement can be accessed on the Company’s website at http://www.uranerz.com/s/2012annualmeeting.asp. Directions for attending the Annual Meeting can also be found at this website.

PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The current Board is composed of seven directors. The Company’s current bylaws require the Board to have at least one and not more than twelve directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next annual meeting of stockholders.

Who is standing for election this year?

The Board has nominated the following seven current Board members for election at the 2012 Annual Meeting, to hold office until the 2013 Annual Meeting:

  Glenn Catchpole
  George Hartman
  Dennis Higgs

  Paul Saxton
  Gerhard Kirchner
  Peter Bell
  Arnold Dyck

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends a vote FOR each of the nominees. All proxies executed and returned without an indication as to how shares should be voted will be voted FOR the election of all nominees.

INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors, executive officers and key employees. The term for each director expires at our next annual meeting or until his or her successor is appointed. The ages of the directors, executive officers and key employees are shown as of December 31, 2011.

Name	Current Office with Company	Principal Occupation	Director/Officer Since	Age
Glenn Catchpole	President & Chief Executive Officer; Director	President & Chief Executive Officer of Uranerz Energy Corporation	March 1, 2005	68
George Hartman	Executive Vice President & Chief Operating Officer; Director	Executive Vice President & Chief Operating Officer of Uranerz Energy Corporation	May 9, 2005	71
Dennis Higgs	Executive Chairman	Executive Chairman of the Board of Uranerz Energy Corporation	May 26, 1999	53
Paul Saxton*	Director	President of Lincoln Mining Corporation	October 26, 2004	65
Gerhard Kirchner*	Director	Member, Advisory Board, Mindoro Resources Limited	March 13, 2005	81
Peter Bell*	Director	President of Ezon Healthtech Corporation	May 10, 2006	77

Name	Current Office with Company	Principal Occupation	Director/Officer Since	Age
Arnold J. Dyck*	Director	Retired	May 23, 2006	71
Benjamin Leboe	Senior Vice President, Finance & Chief Financial Officer	Senior Vice President, Finance & Chief Financial Officer of Uranerz Energy Corporation	May 23, 2006	66
Kurtis Brown	Senior Vice President, Geology & Development	Senior Vice President, Geology & Development of Uranerz Energy Corporation	March 8, 2007	61
Sandra MacKay	Senior Vice President, Legal & Corporate Secretary	Senior Vice President, Legal & Corporate Secretary of Uranerz Energy Corporation	July 1, 2009	52
Douglas Hirschman	Vice President, Lands	Vice President, Lands of Uranerz Energy Corporation	December 6, 2007	58

* Indicates that the director is “independent” in accordance with Rules 121 and 803A of the NYSE Amex Company Guide.

The following is a description of the business background of the nominees for director and current executive officers of Uranerz Energy Corporation.

Uranerz Exploration and Mining Limited, Uranerz Canada Limited, Uranerz U.S.A., and the original Uranerz group of companies (which entities are referred to below in the description of the background of certain of the nominees for director and current executive officers) are not connected with, or a predecessor company to Uranerz Energy Corporation. The original Uranerz group of companies was acquired by Cameco, the world's largest primary uranium producer, in 1998.

Mr. Glenn Catchpole was appointed to the Board and became our President on March 1, 2005. Mr. Catchpole is a licensed engineer who holds an M.S. in civil engineering from Colorado State University. He has been active in the uranium solution mining industry since 1978, holding various positions including well field engineer, project manager, general manager and managing director of several uranium solution mining operations.

In 1988 Mr. Catchpole joined Uranerz U.S.A., Inc. and Uranerz Exploration and Mining and became Director of Regulatory Affairs, Environmental Engineering and Solution Mining. Mr. Catchpole's responsibilities included the monitoring and oversight of the environmental and regulatory aspects of two large uranium mines in Canada and the operational aspects of one uranium solution mine in the United States. In 1996 Mr. Catchpole was appointed General Manager and Managing Director of the Inkai uranium solution mining project located in the Republic of Kazakhstan (Central Asia). In 1998 Cameco Corporation acquired Uranerz U.S.A. Inc., and Mr. Catchpole continued his post at the Inkai Project for Cameco. Mr. Catchpole spent six years taking the Inkai project from acquisition through feasibility study, joint venture formulation, government licensing, environmental permitting, design, construction and the first phase start-up.

Following his departure from Cameco in 2002, Mr. Catchpole was an independent consulting engineer providing project management to the oil and gas, mining, and construction industries. Mr. Catchpole is experienced in all phases of project development including environmental permitting, procurement, scheduling, budgeting, and construction of infrastructure and mining facilities. He has served on numerous mineral evaluation and due diligence teams.

Mr. George Hartman was appointed to the Board and the position of Senior Vice President, Mining on May 9, 2005 and was subsequently appointed Executive Vice President and Chief Operating Officer. Mr. Hartman has forty years of experience developing metals and industrial mineral projects from the green field exploration stage to production. He has an M.S. degree in Mineral Economics (Colorado School of Mines) and a B.S. in Chemical Engineering (University of Denver). Four process patents have been granted in his name. His experience includes sixteen years managing several in-situ leach uranium mines from green field exploration sites through commercial production.

Prior to joining Uranerz Energy, Mr. Hartman was General Manager for Fort Cady Minerals Corporation where he had complete responsibility for solution mining and process development, permitting, design, procurement, construction, production and property management. These responsibilities included a large deposit of borate mineral where he managed the project from the test-stage through construction and operation of a demonstration production facility. He also managed product marketing involving both domestic and foreign accounts.

From 1982 to 1989 Mr. Hartman was General Manager, In-Situ Leach Projects, for Uranerz U.S.A.. During this period he managed the interests of all in-situ uranium projects which Uranerz U.S.A. owned including Ruth, Crow Butte, and North Butte. Under his supervision, Uranerz served as the contract operator for the successful test solution mining of the Christensen Ranch uranium property now owned by Uranium One. He was also on the Uranerz acquisition team that studied potential uranium and precious and base metal properties throughout the western United States.

Prior to joining Uranerz U.S.A., Mr. Hartman was President of Ogle Petroleum Inc. where he was in overall operating charge of the uranium production company that joint ventured with Duke Power on a commercial solution mine in Wyoming. He was responsible for managing the project from green field exploration through commercial production (shipped filtered yellowcake to the converter). Mr. Hartman personally designed the processing plant facilities.

Also previous to his work at Uranerz U.S.A., Mr. Hartman was the Texas Mines Manager for Wyoming Mineral Corporation (Westinghouse), where he was responsible for the management of two production in-situ uranium mines with ion exchange processing plants in Bruni and Three Rivers, Texas (shipped dried yellow cake to the converter).

Mr. Dennis Higgs is Executive Chairman of the Board. Mr. Higgs was appointed to the Board as President and Chief Executive Officer on May 26, 1999, and resigned as President and Chief Executive Officer on March 1, 2005. Mr. Higgs became Executive Chairman of our Board on February 1, 2006.

Mr. Higgs has been involved in the financial and venture capital markets for over twenty-five years, raising millions of dollars in the United States, Canada and Europe. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing, initial public listing, and building of several companies. Mr. Higgs was directly involved with the founding and initial public offering of Arizona Star Resource Corp. and the listing and financing of BioSource International Inc.

Mr. Paul Saxton was appointed to the Board on October 26, 2004. Mr. Saxton is a mining engineer who also holds an MBA from the University of Western Ontario. He has been active in the mining industry since 1969, holding various positions including mining engineer, mine superintendent, president and chief executive officer of numerous Canadian mining companies.

Following 10 years with Cominco, Mr. Saxton became Vice President and president of Mascot Gold Mines Ltd., initially working on the design and construction of the Nickel Plate mine in British Columbia, Canada. Subsequently Mr. Saxton became a Vice President of Corona Corporation where he was responsible for western operations and exploration for the company and was instrumental in the re-opening of the Nickel Plate Mine. In 1989, Mr. Saxton was appointed senior Vice President of Viceroy Resource Corporation where he was responsible for helping to obtain financing and the construction and operations of the Castle Mountain mine in California. In 1994, Mr. Saxton was appointed president of Loki Gold Corporation and Baja Gold Inc. where he was responsible for arranging over $45 million in mine financing and bringing the Brewery Creek Gold mine into production. Loki Gold, Baja Gold and Viceroy merged in 1996 and Mr. Saxton was named President of the new entity.

Following his departure from Viceroy in 1999, Mr. Saxton became president of Standard Mining Corp., organizing the company and supervising its exploration activities until 2001, when Standard Mining Corp. was merged with Doublestar Resources Ltd. In March 2004, Mr. Saxton was appointed as a director and president of Lincoln Gold Corporation, a company engaged in mineral exploration in Mexico and in the States of California and Nevada.

Mr. Saxton chairs the Company’s Corporate Governance & Nominating committee and is a member of the Compensation committee.

Dr. Gerhard Kirchner was appointed to the Board March 13, 2005. Dr. Kirchner has 40 years of international mine development and management experience including 20 years with Uranerz Exploration and Mining Ltd. He received a multidisciplinary education in mining engineering and economic geology, and a Doctorate in Mining Sciences from the University of Leoben, Austria.

At Uranerz Exploration and Mining Ltd., Dr. Kirchner spent nine years as General Manager and 11 years as Senior Vice President. He and his team were responsible for the Key Lake uranium discovery, and the acquisition, engineering and development of projects such as the Midwest uranium deposit, Eagle Point North uranium deposit, Star Lake gold deposit and the Crow Butte ISL uranium deposit.

Previous to his work with Uranerz, Dr. Kirchner spent six years designing, developing and managing the Kamoto Mine in Kolwezi, Zaire; four years consulting on mining and civil engineering projects in several countries including Surinam, Nigeria and Congo; and five years as a mine superintendent and exploration manager in Greenland where he discovered the Molybdenum Porphyry Erzberg. Dr. Kirchner also spent three years as a project engineer on dams in Austria and Japan, and road projects in Saudi Arabia.

Dr. Kirchner is a member of the advisory board of Mindoro Resources Limited, a public company whose shares are listed on the TSX Venture Exchange and the Frankfurt Exchange. During the period June 2004 to January 2008, Dr. Kirchner was a member of Mindoro’s board of directors and served as its chairman.

Dr. Kirchner is a member of the Company’s Audit, Compensation and Corporate Governance & Nominating Committees.

Mr. Peter Bell was appointed to the Board on May 10, 2006. Mr. Peter Bell practiced as a licensed pharmacist until 1968. Since that time he has been a self-employed consultant and a director and member of a number of private and public companies and professional organizations. Mr. Bell is a director of Current Technology Corporation which markets an electrostatic hair maintenance and re-growth process, since 1992. Since 1997 Mr. Bell has been a director and is the President of Ezon Healthcare Corporation, a private company that is involved in the development of a graphic labeling system for pharmaceutical products.

Mr. Bell has provided a wide range of consultant services to businesses and health care companies and organizations. These consultant services included: sales management and reorganization of sales force; regional market development and marketing strategy; medical opinion surveys and market analysis; medical device product market development; business immigration program presentations; management studies in healthcare organizations; development and growth of public corporations and reverse takeovers in public companies.

Mr. Bell holds a Bachelor of Science Degree in Pharmacy from the University of Manitoba and a Masters in Business Administration from the University of Western Ontario.

Mr. Bell chairs the Company’s Compensation Committee and is a member of the Audit and Corporate Governance & Nominating committees.

Mr. Arnold Dyck was appointed to the Board on May 10, 2006. Mr. Dyck was employed at Uranerz Exploration and Mining Limited from 1977 to 1998. Mr. Dyck progressed through various positions with Uranerz Canada Limited, Uranerz Exploration and Mining Limited, and Uranerz U.S.A. Inc. to become the Senior Vice President and Chief Financial Officer for the Uranerz group of companies. He also served as a member of the board of directors for Uranerz U.S.A. Inc. and as chairman of the board of directors with a subsidiary mining company.

Prior to his employment with Uranerz Exploration and Mining Limited, Mr. Dyck was employed with and responsible for the Accounting, Finance and Corporate Secretarial functions for a three year period during the initial development of a food and feed scientific research and development pilot facility with government, university and corporate joint ownership. For the five years prior to this Mr. Dyck fulfilled various executive positions in the development a new electronics manufacturing operation.

Mr. Dyck is a graduate of the Registered Industrial Accountant education program and was awarded the designation of Certified Management Accountant in 1975.

Mr. Dyck chairs the Company’s Audit Committee and is a member of its Corporate Governance & Nominating and Compensation Committees.

Mr. Benjamin Leboe was appointed as the Company’s Chief Financial Officer on May 23, 2006 and acted as our Corporate Secretary from October, 2006 to December, 2007 and from January 2009 to July 2009. Mr. Leboe also serves as the Company’s Ethics Officer, Principal Accounting Officer and Senior Vice President of Finance. Mr. Leboe has been Principal, Independent Management Consultants of British Columbia, since 1990. Prior to joining Uranerz he was a Senior Consultant, management consulting of the Business Development Bank of Canada, from 2005 to 2006. Previously, from 1995 to 2005 he was a Director, Chief Financial Officer, Principal Accounting Officer and Treasurer of numerous public companies in Canada and U.S.A.. From 1991 to June 1995, he served as Chief Financial Officer and Vice President of VECW Industries Ltd. He was a Partner of KPMG Consulting and its predecessor firms from 1978 to 1990.

Mr. Leboe holds a Bachelor of Commerce and Business Administration, Finance and Accounting, from the University of British Columbia. He is a Chartered Accountant and Certified Management Consultant in Canada.

Mr. Kurtis Brown, a 35 year veteran of the mining industry, was appointed Senior Vice President of the Company in March 2007. Immediately prior to joining Uranerz, Mr. Brown was Health, Safety and Environmental Manager for Kellogg, Brown & Root, a natural gas producer. Mr. Brown also has five years experience as an independent geological consultant. In his previous employment, Mr. Brown assisted with the start up of the Christensen Ranch ISR commercial uranium mine now owned by Uranium One. Mr. Brown earned his Bachelor of Arts Degree in Geology from the University of Wyoming and is a Wyoming State certified Professional Geologist and Safety Professional.

Ms. Sandra MacKay joined the Company on July 1, 2009 as Legal Counsel and Corporate Secretary. She was appointed Vice President, Legal and Corporate Secretary in July of 2010 and Senior Vice President, Legal and Corporate Secretary in December of 2011.

Ms. MacKay obtained her Bachelor of Laws in 1983 from the University of British Columbia. Ms. MacKay has over 25 years of experience working within law firms and as counsel within business organizations in a variety of industries including petrochemical, engineering, biotechnology and mining. Ms. MacKay's legal experience includes acting for both public and private companies on a wide variety of corporate-commercial transactions. Ms. MacKay has provided general counsel to her clients on a broad range of subject matters including securities law compliance, employment law, corporate governance and general corporate-commercial matters, and in the negotiation and drafting of related agreements.

Mr. Douglas Hirschman was appointed Vice President, Lands of the Company in December 2007. Mr. Hirschman is a graduate of the University of Wyoming and has over 30 years of experience in the mineral exploration industry serving in various capacities and most recently as Manager of Lands, International with Newmont Mining Corporation. Mr. Hirschman has supervised mineral property acquisitions, prepared and negotiated agreements including joint ventures, performed land status investigations on federal, state and private mineral interests in the Western U.S.A., and maintained land records insuring timely satisfaction of land payments and agreement obligations.

No Family relationships or Arrangements involving Executive Officers or Key Employees

None of our executive officers or key employees is related by blood, marriage or adoption to any other director or executive officer.

To our knowledge, there is no arrangement or understanding between any of our officers and any other person pursuant to which the officer was selected to serve as an officer.

Advisory Board

We have an advisory board comprised of two professional geologists.

Dr. Franz J. Dahlkamp has over 45 years experience as an economic geologist, with specific emphasis in uranium. He started as an economic geologist with several mining companies in Germany and abroad. In 1968 he began working with the Uranerz group of companies and by 1974 he became the head of their exploration department. While at Uranerz he organized and established the Uranerz group of subsidiary companies for uranium exploration in Australia, Canada, and the U.S.A., and conducted reconnaissance surveys for uranium worldwide.

Since 1978 Dr. Dahlkamp has been consulting for mining companies, utilities, and national and international institutions including the International Atomic Energy Agency. From 1978 to 2002, Dr. Dahlkamp lectured at the Universities of Leoben and Salzburg, Austria, and Munich, Germany (on uranium deposits: geology, economics and exploration).

Dr. Dahlkamp has published numerous articles and three books on the subject of uranium geology.

Dr. Dahlkamp has a PhD (1958), a Dr. of Science (Habilitation 1979), and is an Honorary Chair (Honorary-Professor) at the Mining-University of Leoben (1990).

Dr. Gerhard Ruhrmann has over 30 years experience as an exploration and mine geologist. From 1976 to 1992, he worked for major uranium producers in positions responsible for exploration management in a wide variety of geological systems and the development of exploration tools for high-grade unconformity-related uranium deposits.

In 1993, Dr. Ruhrmann joined the consulting branch of the Uranerz group of companies, accepting exploration and mine reclamation assignments in Eastern Europe, Central and Southeast Asia, Australasia, Africa and North America. In 2001 he coauthored a book on environmental mine management. Since 2003, he has practiced as an independent consultant to the mining industry, governments and international agencies.

Dr. Ruhrmann holds a doctorate degree in earth sciences from the University of Tuebingen, Germany. Dr. Ruhrmann has been a lecturer on mineral exploration at the University of Loeben, Austria, since 2001.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our Directors is related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended, (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Legal Proceedings

The Company is not aware of any material legal proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Director Qualifications and Background

The Company’s Corporate Governance & Nominating Committee identifies candidates for nomination to the Board. The Company does not have a formal policy with respect to evaluation of nominees, however, it has been the Company’s practice to seek to compose a Board which bring a full complement of skills and attributes and experience to the Board and in this respect the Company looks for a diverse range of attributes and qualifications among its Board candidates. These include: financial acumen, previous public company governance experience, experience in the uranium industry, sound business experience, government relations experience, investor relations experience, sales and marketing experience, ISR mining experience, and knowledge of the nuclear power industry. Each candidate is not expected to possess all of these attributes but rather the Corporate Governance & Nominating committee seeks to nominate a group which, in the aggregate, is comprised of individuals who contribute the full range of such experience and qualifications. Additionally, each nominee is expected to display: a commitment to good governance and the protection of stockholder interests, demonstrated leadership skills, and effective communication skills. Nominees who have previously served as directors of the Company are also evaluated on the basis of their attendance record and their dedication to fulfillment of their responsibilities as a director of the Company.

In developing its recommendation as to the nominees to the Board for 2012, the Corporate Governance & Nominating Committee concluded that the proposed nominees should each serve as a director based on the following particular experience, qualifications and attributes of each nominee.

Mr. Glenn Catchpole is recommended as a nominee to the Board because of the following particular qualifications: extensive experience in the uranium industry; extensive government relations experience; proven business acumen; proven leadership abilities; strong interpersonal skills; a demonstrated ability to manage personnel; and a proven ability to take projects from exploration stage through production start-up.

Mr. George Hartman is recommended as a nominee to the Board because of the following particular qualifications: extensive experience in the uranium industry; extensive experience in managing ISR uranium mines from green field exploration to commercial production; demonstrated ability to manage projects and personnel; demonstrated experience in negotiation with utility companies and other third parties; effective leadership and management skills; and strong interpersonal skills.

Mr. Dennis Higgs is recommended as a nominee to the Board because of the following particular qualifications: significant experience in the raising of capital in the public markets; proven experience in forming companies and taking them from start-up to viability; significant experience in mergers & acquisitions and financings; experience in the mining industry and previous experience as a director of a public company; understanding of United States and Canadian securities laws and regulations; demonstrated leadership and interpersonal skills; and strong presentation and communication skills.

Mr. Paul Saxton is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Saxton is a professional engineer with extensive experience in the mining industry, including working as a mine superintendent and a chief executive officer of a number of Canadian mining companies. Mr. Saxton has considerable previous public company director experience and experience raising capital in the public markets.

Dr. Gerhard Kirchner is recommended as a nominee to the Board because of the following particular qualifications and attributes: over 30 years of exploration, mine design, development and management experience, 20 of which have been in the uranium industry. Dr. Kirchner also has previous public company board experience, considerable investor relations experience and knowledge; his consultancy experience includes advising on mining and engineering projects worldwide.

Mr. Peter Bell is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Bell has considerable experience as a director of both public and private companies and professional organizations. Mr. Bell has broad business experience including having provided a broad range of consulting services to businesses in respect of marketing and sales efforts, business growth and development.

Mr. Arnold Dyck is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Dyck is a Certified Management Accountant and is qualified as a “financial expert” as defined for Audit Committee purposes by applicable securities legislation. Mr. Dyck is knowledgeable in best audit committee practices and has previously served on the boards of directors of subsidiary companies of public companies. Mr. Dyck’s management and professional experience includes working within the uranium mining industry for the original Uranerz group of companies in a professional capacity and ultimately as a member of the board of directors of certain companies within that group.

The Corporate Governance & Nominating Committee also evaluates each candidate in respect of whether their personal and professional schedules allow them to dedicate sufficient time to governance of the Company and in each case the above nominees have demonstrated consistent conscientiousness in devoting their time and energies to the affairs of the Company.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE PRACTICES

We believe that effective corporate governance is critical to our long-term success and our ability to create value for our stockholders. We regularly review our corporate governance practices, monitor emerging developments in corporate governance and update our policies and procedures when our Board determines that it would benefit the Company and our stockholders to do so. We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002, the SEC rules, the corporate governance standards of the NYSE Amex (the “NYSE Standards”) and applicable Canadian requirements.

We maintain a corporate governance page on our website that includes: our Code of Business Conduct and Ethics and the charters for the Audit, Corporate Governance & Nominating and Compensation Committees of our Board, all of which can be found at www.uranerz.com by clicking on “Corporate Governance” under the heading “About Us”.

BOARD OF DIRECTORS CONSTITUTION

The Company’s current bylaws require the Board to have at least one and no more than twelve directors. The current Board is composed of seven directors. A Board of seven directors is being proposed for 2012.

Director Independence

We had seven directors at December 31, 2011, including four independent directors, as follows:

Glenn Catchpole
George Hartman
Dennis Higgs
Paul Saxton, independent
Gerhard Kirchner, independent
Peter Bell, independent
Arnold Dyck, independent

Consistent with NYSE Standards, the Board assesses the independence of its members not less than annually. The Board applies the requirements for independence set out in section 803A of the NYSE Amex Company Guide and considers all relevant facts and circumstances in making its assessment.

In addition to the independence requirements set out above, the Company’s Code of Business Conduct and Ethics specifically addresses conflict of interest situations involving directors. Pursuant to our Code of Business Conduct and Ethics, all directors are required to act in the best interests of the Company and to avoid conflicts of interest.

With the assistance of the Corporate Governance & Nominating Committee, the Board has considered the relationship of the Company to each of the nominees for election by the stockholders and has determined that four of the seven nominees for election as directors at the Annual Meeting are independent (Messrs. Saxton, Bell and Dyck and Dr. Kirchner). The three nominees who are not independent (Messrs. Catchpole, Hartman and Higgs) are officers of the Company and members of management.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE AT ANNUAL MEETING

Action by the Board or committees of the Board may be taken at in-person meetings, at meetings held by conference call, or by unanimous written consent. During the fiscal year ended December 31, 2011, the Board held four meetings in person or by teleconference. The 2011 attendance record of Board members was 100% (every director attended all meetings of the full Board). At its regular in-person Board meetings the Board holds sessions at which the independent directors meet in the absence of management directors.

Board members are not required, but are expected to make every effort, to attend the annual meeting of stockholders. All of the current Board members attended last year’s annual meeting. All seven current Board members who are nominated for election are expected to attend the Annual Meeting.

COMMUNICATIONS TO THE BOARD

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Sandra R. MacKay, at Uranerz Energy Corporation, Suite 1410 – 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6. The Company’s Corporate Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Corporate Secretary will review all communications before forwarding them to the appropriate Board member.

BOARD LEADERSHIP STRUCTURE

The Board has reviewed our Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s stockholder base and other relevant factors. Under the current Board leadership structure the positions of Chairman of the Board (the Executive Chairman) and Chief Executive Officer (the President & Chief Executive Officer) are two separate and distinct positions. The Board is of the view that this Board leadership structure is appropriate for the Company. The Board noted the following factors in reaching its determination:

  The Board operates efficiently and effectively under its current structure;

  By virtue of their complimentary but distinct backgrounds and experience, the executive functions within the Company are appropriately divided between the two incumbents, as is the leadership of the Company’s two operational offices; the President & Chief Executive Officer oversees the Casper, Wyoming office activities and the Executive Chairman oversees those of the Vancouver, Canada office;

  The President & Chief Executive Officer and the Executive Chairman provide an appropriate cross-check over one another in a manner which allows for effective decision making; and

  The separation of the two functions improves management – independent director information sharing and communication because both the President & Chief Executive Officer and the Executive Chairman have direct communication with independent directors.

The Company does not have a lead independent director or independent chairman. Given the size of the Board, the Board believes that the presence of four independent directors out of the seven directors on the Board, is sufficient independent oversight of the Executive Chairman and President & Chief Executive Officer. The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director is necessary to improve or enhance the Board’s oversight role.

THE BOARD OF DIRECTORS’ ROLE IN RISK MANAGEMENT OVERSIGHT

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board.

The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Compensation Committee considers risks related to the Company’s compensation programs. The Corporate Governance & Nominating Committee considers risks related to succession planning and the independence of the Board.

The Board as a whole regularly assesses management’s effectiveness in identifying and appropriately controlling risks. Not less than annually, management presents a report to the Board summarizing its review and analysis of the Company’s methods for identifying and managing risks.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any areas of the Company are incented to take excessive risks that would likely have a material adverse effect on our operations.

BOARD COMMITTEES

Our Board has established three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance & Nominating Committee and a fourth committee; the Marketing Committee.

The information below sets out the current members of each of Uranerz’ Board Committees and summarizes the functions of each of the Board Committees in accordance with their mandates.

Audit Committee

We have a standing Audit Committee, established in accordance with section 3(a)(58)(A) of the Exchange Act, as amended. The Audit Committee’s charter complies with Rule 10A-3 of the Exchange Act and the requirements of the NYSE Amex Company Guide. Our Audit Committee is comprised of three directors all of whom, in the opinion of the Company’s Board, are independent (in accordance with Rule 10A-3 and the requirements of Section 803B of the NYSE Amex Company Guide) and financially literate: Arnold Dyck (Chair), Peter Bell, and Gerhard Kirchner. Mr. Arnold Dyck satisfies the requirement of a “financial expert” as defined under Item 407(d) (5) of Regulation S-K and is, in the opinion of the Company’s Board, financially sophisticated as that term is used in the NYSE Amex Company Guide.

Our Audit Committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal controls over financial reporting and the audit procedures and audit plans. Our Audit Committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews any off-balance sheet transactions.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

The Committee’s mandate requires the Committee to evaluate the functioning of the Committee on an annual basis. The Committee also reviews its mandate annually.

During the fiscal year ended December 31, 2011, the Audit Committee met six times. The Chairman of the Committee attended all six meetings; the other members of the Committee attended five of the six meetings. A copy of the Audit Committee charter can be found on the Company’s website at: www.uranerz.com.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board. For most of fiscal year 2011 the Audit Committee was comprised of three members. During the second quarter of fiscal year 2011 (April 1 – June 15) the Audit Committee was comprised of four members. Each member is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE Amex. The Audit Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, and (3) provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2011 financial statements, the Committee reviewed the 2011 audited financial statements, which appear in the 2011 Annual Report to Stockholders, with management and the Company’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Audit Standard 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance, as modified or supplemented.

The Audit Committee reviews the independent auditors’ audit plan, scope and timing, not less than annually. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the SEC on Form 10-K for the year ended December 31, 2011. The Committee and the Board have also recommended the selection of Manning Elliot LLP as independent auditors for the Company for the fiscal year 2012.

Submitted by the Audit Committee Members
Arnold Dyck, Chairman
Peter Bell
Gerhard Kirchner

Compensation Committee

We have a standing Compensation Committee currently comprised of four directors all of whom, in the opinion of the Company’s Board, are independent (under Section 803A of the NYSE Amex Company Guide): Peter Bell (Committee Chair), Arnold Dyck, Gerhard Kirchner and Paul Saxton. Dr. Kirchner became a member of the Compensation Committee effective December 9, 2011. We have a Compensation Committee charter that complies with the requirements of the NYSE Amex. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures. Our Chief Executive Officer may not be present during the voting determination or deliberations in respect of his compensation. In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers. The Compensation Committee is also responsible for reviewing and making recommendations to the Board with respect to succession planning for the Chief Executive Officer, the Executive Chairman, the Chief Operating Officer and the Chief Financial Officer.

The Compensation Committee is responsible for administration of the Company’s stock option plan (the “Stock Option Plan”). The Compensation Committee authorizes the granting of stock options and determines the number of shares covered by each grant and the terms and conditions of the stock option, subject to the provisions of the Stock Option Plan.

The Compensation Committee also reviews the remuneration of independent directors from time to time to ensure that it properly reflects the responsibilities associated with being an effective independent director.

The Compensation Committee’s charter requires the committee to evaluate the functioning of the committee on an annual basis. The Compensation Committee also reviews its charter annually.

During the fiscal year ended December 31, 2011, the Compensation Committee met four times. All of the then members of the Compensation Committee attended all of the meetings held in fiscal year 2011. In addition the Compensation Committee rendered certain decisions by way of resolutions by written consent during the course of the year. A copy of the Compensation Committee charter can be found on the Company’s website at www.uranerz.com.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. Our Compensation Committee and management did not engage the services of an external compensation consultant during fiscal year 2011.

Corporate Governance & Nominating Committee

We have a standing Corporate Governance & Nominating Committee comprised of four directors all of whom, in the opinion of the Company’s Board, are independent (under Section 803A of the NYSE Amex Company Guide): Paul Saxton (Committee Chair), Arnold Dyck, Gerhard Kirchner and Peter Bell. Mr. Bell became a member of the committee effective June 15, 2011. We have a Corporate Governance & Nominating Committee charter that complies with the requirements of the NYSE Amex. Our Corporate Governance & Nominating Committee is responsible for developing our approach to corporate governance issues.

The Corporate Governance & Nominating Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. During fiscal year 2010 the committee developed a board member skills matrix which identifies those personal attributes which each Board nominee is expected to possess as well as the range of professional and business experience which it felt the Board should possess in the aggregate. The committee refers to the skills matrix in its evaluation of individual Directors and in its process for selecting and evaluating potential candidates to the Board. Candidates for the Board are required to demonstrate five personal attributes: he or she must (i) adhere to the highest standards of ethics and integrity, (ii) be a team player, (iii) be independent-minded, (iv) have strong business acumen and (v) possess a thorough understanding of the fiduciary duties of a director. Additionally, the Corporate Governance & Nominating Committee seeks to find candidates for the Board which display some or all of these skills and attributes: uranium mining industry experience, financial expertise or literacy, strategic planning experience, investment banking or capital raising experience, human resources knowledge, public company board experience, government relations experience, marketing experience and a mindset for risk management and oversight.

The Company does not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance & Nominating Committee does however consider diversity as part of its overall selection strategy. In considering diversity of the Board in its criteria for selecting nominees, the Corporate Governance & Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance & Nominating Committee seeks persons with leadership experience in a variety of contexts and, among public company leaders, across a variety of industries. The Corporate Governance & Nominating Committee believes that this expansive conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance & Nominating Committee assesses the effectiveness of this approach as part of its annual review of its charter.

Recommendations for director nominees made by stockholders are subject to the same consideration as nominees selected by the Committee or the Board. The Committee does not have a set policy for whether or how stockholders are to recommend nominees for consideration by the Board. No stockholder or stockholders holding 5% or more of the Company’s outstanding shares, either individually or in aggregate, recommended a nominee for election to the Board during this past year. All of the nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance & Nominating Committee and were recommended by the Company’s current Board.

The Corporate Governance & Nominating Committee is responsible for evaluating the functioning of the Board and its committees on an annual basis, and making recommendations to the full Board as appropriate.

The Corporate Governance & Nominating Committee oversees the Board education program and evaluates and recommends educational programs to independent Board members. During fiscal year 2011, three of the four independent Board members attended director education programs.

The Corporate Governance & Nominating Committee’s charter requires the committee to evaluate the functioning of the committee on an annual basis. The committee also reviews its charter annually.

During the fiscal year ended December 31, 2011, the Corporate Governance & Nominating Committee met three times. All of the then members of the Corporate Governance & Nominating Committee attended all of the meetings held in fiscal year 2011. A copy of the Corporate Governance & Nominating Committee charter can be found on the Company’s website at www.uranerz.com.

Marketing Committee

We have a Marketing Committee comprised of four directors: George Hartman, Glenn Catchpole, Dennis Higgs and Arnold Dyck. The Marketing Committee is not a standing committee but rather a special committee responsible for developing our strategic approach to marketing and negotiation of strategic uranium sales contracts. The Corporate Governance & Nominating Committee evaluates the benefit of and need for a Marketing Committee of the Board on an annual basis. That review will next occur at the end of fiscal year 2012.

DIRECTOR COMPENSATION

The following table sets forth the compensation granted to our directors for the fiscal year ended December 31, 2011.

Director Compensation 2011

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) Note (1) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Non- Qualified Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Gerhard Kirchner	28,625		177,379				206,004
Paul Saxton	25,750		177,379				203,129
Arnold Dyck	58,125		234,256				292,381
Peter Bell	35,990		177,379				213,369
Richard Holmes (2)	12,750		161,710				174,460

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model in accordance with FASB ASC 718. All options were priced at the market price of common shares on the date of the grant ($3.98 in respect of those granted January 10, 2011, $3.21 in respect of those granted April 8, 2011 and $1.89 in respect of those granted December 12, 2011). The actual value received by the directors may differ materially from that reported herein.

2.	Mr. Holmes ceased to serve as a director effective June 15, 2011.

Director Compensation Agreements and Summary of Director Compensation Policies

During the fiscal year ended December 31, 2011, the Company compensated its independent directors as follows:

For Board meeting attendance: $1,000 per meeting ($500 per telephone meeting) plus:

Annual Board retainer: $12,000 per year.

For Committee service for the period January 1, 2011 – March 31, 2011, retainers as follows (no meeting fees)

  Audit Committee: Chair: $11,000/year. Members: $8,000/year.
  Corporate Governance & Nominating Committee: Chair: $3,000/year. Members: $2,000/year.
  Compensation Committee: Chair: $4,500/year. Members: $3,000/year.
  Marketing Committee: Chair: (Nil – Executive). Independent Members: $1,000/day; Executive Members: Nil.

Effective April 1, 2011, certain changes were made to the Committee retainers as follows:

  Audit Committee: Chair: $15,000/year. Members: $8,000/year (unchanged)
  Corporate Governance & Nominating Committee: Chair: $4,000/year. Members: $2,500/year.
  Compensation Committee: Chair: $6,000/year. Members: $4,000/year.
  Marketing Committee: unchanged.

OTHER GOVERNANCE MATTERS

Code of Business Conduct and Ethics

We have adopted a corporate Code of Business Conduct and Ethics administered by our Senior Vice President, Finance and Chief Financial Officer, Benjamin Leboe. We believe our Code of Business Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the Code. Our Code of Business Conduct and Ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
  full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by the Company;
  compliance with applicable governmental laws, rules and regulations;
  prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
  accountability for adherence to the code.

Our Code of Business Conduct and Ethics is available on our website at www.uranerz.com. A copy of the Code of Business Conduct and Ethics will be provided to any person without charge upon written request to the Company at its executive offices: Uranerz Energy Corporation, Suite 1410 – 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6. We intend to disclose on our website any waiver from a provision of our Code of Business Conduct and Ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our Code of Business Conduct and Ethics. No waivers were granted from the requirements of our Code of Business Conduct and Ethics during the fiscal year ended December 31, 2011, or during the subsequent period from January 1, 2012, through to the date of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires any person who is a director or executive officer of the Company or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with.

EXECUTIVE COMPENSATION

Named Executive Officers

Set out below are particulars of the compensation paid to the following persons (the “Named Executive Officers”):

(a)	the Company’s Executive Chairman
(b)	the Company’s Chief Executive Officer
(c)	the Company’s Chief Operating Officer
(d)	the Company’s Chief Financial Officer; and
(e)	the Company’s next most highly compensated executive officer.

As at December 31, 2011, we had five Named Executive Officers, whose names and positions held are set out in the Summary Compensation Table below.

Summary Compensation Table

A summary of cash and other compensation paid in accordance with management consulting contracts for our Principal Executive Officer and other Named Executive Officers for the last three fiscal years is as follows:

					Option	Non-Equity	Nonqualified
Name and	Year	Salary	Bonus	Stock	Awards	Incentive	Deferred	All Other
Principal				Awards	(1)(2)	Plan	Compensation	Compens	Total
Position						Compensation	Earnings	ation. (8)
		($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	i)	(j)
Dennis Higgs Executive Chairman and Director (3)	2011 2010 2009	186,700 180,794 159,200	85,000		538,947 455,111 75,334			145,996	956,643 635,905 231,234
Glenn Catchpole President/ CEO and Director (4)	2011 2010 2009	185,400 185,400 180,000	85,000 15,000 500		538,947 460,830 86,096			145,996	955,343 661,230 266,596
George Hartman Executive Vice President/COO and Director (5)	2011 2010 2009	197,760 197,760 190,000	85,000 500		544,645 442,725 75,334				827,405 640,485 265,834
Benjamin Leboe Chief Financial Officer (6)	2011 2010 2009	152,140 145,730 129,830	50,000		538,947 292,743 75,334			15,000	756,087 438,473 205,164
Sandra MacKay, Senior Vice President, Legal and Corporate Secretary (7)	2011 2010 2009	158,975 153,000 75,000	45,000		539,365 142,458 76,216			15,000	758,340 285,458 151,216

Notes to Summary of Executive Compensation and Executive Compensation Agreements

1.

Option award compensation figures for 2011 and 2009 are a fair value calculation which is a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model in accordance with FSB ASC 718. The actual value received by the executives may differ materially from that reported herein.

2.

Option award compensation figures for 2010, in respect of Messrs. Higgs, Catchpole, Hartman and Leboe are comprised of: (a) a fair value calculation for stock options awarded during the period, a notional amount estimated at the date of the grant using the Black- Scholes option-pricing model base in accordance with FSB ASC 718; plus (b) the fair value for modifying, by extending the expiry dates, previously granted unexercised stock options, also a notional amount estimated at the date of the modification, March 3, 2010, using the Black-Scholes option-pricing model in accordance with FSB ASC 718. All such options were priced at the market price of common shares on the date of the modification.

3.

Salary is a management fee paid to a private holding company of Mr. Dennis Higgs. Mr. Higgs became Executive Chairman of our Board on February 1, 2006. In 2005 we entered into a consulting agreement with Ubex Capital Inc., wholly owned by Dennis Higgs. Under that agreement the Company currently pays a monthly fee of CDN$15,915 in consideration of the provision of the services of Mr. Higgs as Executive Chairman.

4.

Salary is a management fee paid to a private holding company of Mr. Glenn Catchpole. Mr. Catchpole was appointed President and CEO on March 1, 2005. In 2005 we entered into a consulting agreement with Catchpole Enterprises Inc. Catchpole Enterprises is wholly owned by Glenn and Judy Catchpole. Under that agreement the Company currently pays a monthly consulting fee of USD$15,915 in consideration of the provision of the services of Mr. Catchpole as our President and Chief Executive Officer.

5.

Salary is a consulting fee paid to Mr. George Hartman. Mr. Hartmann was appointed Senior Vice President -Mining on May 9, 2005 and subsequently appointed Executive Vice President and Chief Operating Officer. Mr. Hartman is paid for consulting at the rate of $1,030 per day.

6.

Salary is a consulting fee paid to an entity owned by Benjamin Leboe. Mr. Leboe was appointed Chief Financial Officer on May 23, 2006 and Senior Vice President, Finance on June 9, 2010. In 2006 we entered into a consulting agreement with Independent Management Consultants of British Columbia. (IMC). IMC is wholly owned by Benjamin Leboe, our Chief Financial Officer. Under that agreement the Company currently pays for consulting services provided at the rate of CDN$13,420 per month.

7.

Ms. MacKay joined the Company on July 1, 2009. Salary is a consulting fee paid to Sandra R. MacKay Professional Law Corporation, a private corporation owned by Sandra MacKay. Ms. MacKay was appointed Senior Vice President, Legal on December 8, 2011. Under the consulting agreement between the Company and Sandra R. MacKay Professional Law Corporation the Company currently pays a monthly consulting services fee of CDN$13,965.

8.

Other compensation is the award of extraordinary one time bonuses acknowledging the contribution of the Named Executive Officer to financing related activities in January and February of 2011, as explained further in the Compensation Discussion & Analysis below.

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

The Compensation Committee of the Board oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executive officers, including the Executive Chairman, Chief Executive Officer, Chief Operating Officer, the Chief Financial Officer and the Senior Vice President, Legal. (collectively, “senior executive officers”). Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to senior executive officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board. Each year, and at such other times as is necessary, the Company reviews any and all relationships that each director has with the Company, and the Board subsequently reviews these findings. The Board has determined that none of the Compensation Committee members have any material business relationships with the Company.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

  to review and assess the adequacy of the Compensation Committee charter annually and submit any proposed changes to the Board for approval;

  to produce an annual report on senior executive officer compensation for inclusion in the Company’s proxy statement relating to its annual meeting of stockholders;

  to review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;

  to assess the achievement of personal and corporate goals and objectives that are relevant to the compensation of the Company’s senior executive officers;

  to evaluate senior executive officer performance in light of the goals and objectives that were set and determine and recommend senior executive officer compensation based on such evaluation; and

  to review and make recommendations to the Board with respect to the compensation of the senior executive officers.

Overview of Executive Compensation Program

The Company recognizes that people are our primary asset and our principal source of competitive advantage. In order to recruit, motivate and retain the most qualified individuals as senior executive officers, the Company strives to maintain an executive compensation program that is competitive in the mining industry which is a competitive, global labor market. Although the Company is currently in the exploration stage, in order to achieve our objective of becoming a producer we have drawn primarily upon senior experienced talent from senior companies within the industry or relevant profession. The purpose of the Company’s compensation program is to encourage exceptional organizational and individual performance and to reward senior executive officers for enhancing shareholder value and achieving corporate goals.

In order to accomplish our goals and to ensure that the Company’s executive compensation program is consistent with its direction and business strategy the following compensation objectives underpin the compensation program for our senior executive officers:

  encourage and reward performance which supports the Company’s core values and business objectives;

  provide competitive total compensation and reward programs to enhance the Company’s ability to attract, motivate and retain knowledgeable and experienced senior executive officers; and

  emphasize a “pay for performance” system, in which an individual’s short and long-term compensation and career advancement are dependent upon both individual and Company performance, with an objective of increasing long-term shareholder value.

Compensation Elements and Rationale

There are three basic components to the Company’s executive compensation program: base salary, short term incentive cash awards and long-term incentive equity compensation.

(i) Base salary

Annual base salary must be considered in the context of the overall compensation package. Generally, the Company will target being competitive within the peer group and market place where we compete for talent, however the Company has taken a conservative position in respect of base salaries which we consider appropriate to the Company’s stage of development. Base salaries of our senior executive officers are relatively low compared to our peer group.

(ii) Short term incentive (cash)

The objective of the short term incentive program is to put variable pay at risk, motivate the executive officers to achieve predetermined objectives and provide a means to reward achievement of corporate milestones and fulfillment of the annual business plan. Historically the Company has been conservative in its award of short term incentives which we consider appropriate to the Company’s stage of development. During fiscal year 2012, as the Company transitions to an operating company, the process for the award of short term incentives will be more formalized. During fiscal year 2012 corporate and individual goals will be set for each executive officer and any award of short term incentive payments or bonuses will be made after evaluation of demonstrated results measured pursuant to pre-established measurement criteria. As significant corporate milestones are achieved by the Company during fiscal year 2012 and thereafter, we expect short term incentive compensation awards to become a more significant element of the overall executive officer compensation program and we expect that such awards will be made on terms more consistent with those made by peer group companies to their senior executive officers.

(iii) Long term incentive (equity)

The Company’s long term incentive program provides for the granting of stock options to senior executive officers to both motivate executive performance and retention and align executive officer performance to shareholder value. In awarding long term incentives the Company compares the long term incentive program to that of peer group companies and evaluates such factors as the number of options available in the Stock Option Plan and the number of options outstanding relative to the number of shares outstanding. The Company has historically sought to award stock options on a competitive basis given the conservative position taken in respect of cash compensation components.

(iv) Non-cash compensation

The Company does not currently provide a benefit program such as health and welfare benefits or retirement saving programs to its senior executive officers, although it does make such standard health and welfare programs available to its other employees. During fiscal year 2012 the Company will consider extending such a program to its senior executive officers in order to ensure its compensation program remains competitive.

Several of the Company’s senior executive officers provide services through consulting or management agreements with the Company. Compensation is paid as “consulting” or “management” fees pursuant to these agreements. From the Company’s perspective, these services are provided in this manner for flexibility considerations. The Company has determined that it is in the best interests of the Company and its shareholders to maintain consulting and management agreements rather than employment agreements as it decreases the number of actual employees of the Company and ensures that employment of key senior executive officers can be negotiated on an as-needed basis with individualized terms—a vital concern to the Company given the relative costs of management salaries and expenses in an exploration stage company.

In general terms, our senior executive officer compensation program is intended to operate in an integrated manner to meet our objectives for the program and decisions about each element of the compensation program are made after taking into account the other elements of the program. As an exploration stage company without revenues, our compensation program has provided us with maximum flexibility whereby the Company could conserve cash by paying modest base salaries and modest or no short term incentive bonuses, whilst utilizing the long term incentive award compensation element to ensuring that the program continued to allow us to recruit, retain and reward the highest caliber of senior executive officers.

Review of Senior Executive Officer Performance

The Compensation Committee reviews, on an annual basis, the overall compensation package for the senior executive officers and evaluates executive officer performance relative to corporate goals. The Compensation Committee has the opportunity to meet with the senior executive officers at various times during the year, which assists the Compensation Committee in forming its own assessment of each individual’s performance. Additionally, the Chief Executive Officer provides his evaluation to the Committee of the performance of the other senior executive officers.

During fiscal year 2010 the Company participated in a mining industry salary survey to which the Compensation Committee referred in assessing the competitiveness of the Company’s senior executive officer compensation program. The Committee concluded that the cash compensation elements of its executive officer compensation program, base salaries and short term cash incentives, appeared low relative to peer companies.

During fiscal year 2011 the Compensation Committee reviewed all elements of its executive compensation program. While the committee acknowledged that the salary survey suggests that the Company’s historic rates of executive compensation are low relative to companies of similar size, the committee does not wish to change the Company’s pay philosophy until the Company enters into revenue production. At that time the committee intends to take a more formulaic approach to the tying of executive compensation to financial returns and proposes to place a significant amount of executive compensation “at risk”, tied to corporate and personal goal achievement. While the Company is still not revenue producing, the Compensation Committee prefers to keep base salaries at modest levels, and to reward extraordinary achievements in its discretion, where corporate or personal achievements so warrant and the Company is in a financial position to award incentive compensation. With this in mind, the Compensation Committee met in December of 2010 to review the performance of each executive officer and the achievement of corporate goals in general. The Compensation Committee considered in particular the following corporate achievements: the introduction of a more formalized executive officer succession plan, the advancements of the Company’s licensing applications and exploration programs, the adoption of a shareholder rights plan, and the completion of design of the Company’s proposed Nichols Ranch processing facility. The Compensation Committee, exercising its discretion, in accordance with its charter, determined that a grant of a cash bonus to each executive officer, to be paid in January of 2011 for retention purposes, was in order. The cash bonus amounts were determined having regard to compensation levels of mining companies of similar sizes, with reference to the 2010 mining industry salary survey described above, in an effort to ensure that the overall cash compensation paid to each executive officer, that is, the combination of base salary plus cash incentive, yielded an annual amount of compensation which was conservative but fair for each individual. The individual bonus awards granted are described below.

In March of 2011 the Compensation Committee granted a discretionary bonus to four executive officers in recognition of the extraordinary achievements during the period December 2010 through February 2011 in increasing the Company’s treasury by over $32 million. The Compensation Committee earmarked an amount of 1% of the amounts raised as being in order for compensation of the executive officers instrumental in such initiatives and apportioned that aggregate amount ($321,993) amongst the Executive Chairman and the President & Chief Executive Officer ($145,996.50 each), in light of their extraordinary leadership in raising such capital, thereby positioning the Company to advance its corporate goals and objectives for the remainder of fiscal year 2011. Upon the recommendation of the Executive Chairman and the President and Chief Executive Officer, the sums of $15,000 were paid to each of the Chief Financial Officer and the Vice President, Legal, in recognition of their efforts in support of the financing activities. Those amounts were deducted from the amount earmarked to be shared between the Executive Chairman and the President and Chief Executive Officer.

In December 2011 the Compensation Committee assessed the performance and accomplishments of the executive officers for the year in general terms; a bonus pool of $500,000 was recommended and accrued for individual allocations to be determined and paid in fiscal year 2012.

During fiscal year 2012 the Committee proposes to adopt a more formalized cash incentive, or bonus, program, whereby future bonus awards will be less discretionary and more tied to preset corporate goals, with a significant element of the overall cash compensation for each executive officer being pay “at risk”, with base salaries remaining modest in relation to peer companies.

Dennis Higgs, Executive Chairman

Mr. Higgs is compensated through the Company’s consulting agreement with Ubex Capital Inc. The Board considers Mr. Higgs’ continuing involvement to be of vital interest to the Company’s success and increased Ubex’s consulting services over time to the point where Mr. Higgs provides the Company services as a fully involved Executive Chairman. Mr. Higgs’ consulting rate is based on the Board of Directors determination upon recommendation by the Compensation Committee of the value of his expertise to the Company. No adjustment to that rate was made in 2011.

In January of 2011 Mr. Higgs was awarded a discretionary cash retention bonus in the amount of $85,000 in recognition of his instrumental contribution to the achievement of corporate goals. In March of 2011 Mr. Higgs was awarded a discretionary cash bonus in the amount of $145,996.50 in recognition of his leadership and extraordinary efforts in the raising of over $32 million in capital in a three month period. The review process which lead to such bonus awards, and the underlying compensation philosophy for such awards, is described above.

Glenn Catchpole, President & Chief Executive Officer

Mr. Catchpole is compensated indirectly through the Company’s consulting agreement with Catchpole Enterprises Inc. (“CEI”). The Company engaged CEI in early 2005 to provide industry expertise and strategic planning consulting services and full-time executive management to create a viable resource company. The Board and the Compensation Committee considers Mr. Catchpole’s continuing involvement to be of vital interest to the Company’s success as President and Chief Executive Officer. The Board has chosen the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Catchpole’s consulting rate is based on the Board’s determination upon recommendation by the Compensation Committee of the value of his expertise to the Company.

In January of 2011 Mr. Catchpole was awarded a discretionary cash retention bonus in the amount of $85,000 in recognition of his instrumental contribution to the achievement of corporate goals. In March of 2011 Mr. Catchpole was awarded a discretionary cash bonus in the amount of $145,996.50 in recognition of his leadership and extraordinary efforts in the raising of over $32 million in capital in a three month period. The review process which lead to such bonus awards, and the underlying compensation philosophy for such awards, is described above.

George Hartman, Executive Vice President and Chief Operating Officer

The Company’s compensation policy for Mr. Hartman is based on days spent consulting for the Company. The Board and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Hartman’s services as Executive Vice President and Chief Operating Officer entail a varying degree of attention to the Company’s exploration and development activities. Mr. Hartman has extensive expertise in the area of mining production, including specifically, in-situ recovery of uranium, which expertise is very valuable to the Company. Mr. Hartman’s consulting rate is based on the Board’s determination upon recommendation by the Compensation Committee of the value of his expertise to the Company.

In January of 2011 Mr. Hartman was awarded a discretionary cash retention bonus in the amount of $85,000 in recognition of his instrumental contribution to the achievement of corporate goals and his individual contribution to the advancement of the Company’s licensing initiatives, exploration programs and processing plant design. The review process which lead to the bonus awards, and the underlying compensation philosophy for the award, is described above.

Benjamin Leboe, Senior Vice President, Finance and Chief Financial Officer

The Company’s compensation policy for Mr. Leboe, as Principal of Independent Management Consultants of British Columbia is based on time spent consulting for the Company. The Board and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Leboe’s services as Chief Financial Officer entail a high and specialized degree of attention to the Company’s financial management and reporting activities. Mr. Leboe has extensive expertise in the area of financial management, accounting, business valuation and management consulting, which expertise is very valuable to the Company. Mr. Leboe’s consulting rate is based on the Board’s determination upon recommendation by the Compensation Committee of the value of his expertise to the Company.

In January of 2011 Mr. Leboe was awarded a discretionary cash retention bonus in the amount of $50,000 in recognition of his instrumental contribution to the achievement of corporate goals, his individual contribution as a member of the Company’s executive and his personal performance as a specialized Chief Financial Officer. In March of 2011 Mr. Leboe was awarded a discretionary cash bonus in the amount of $15,000.00 in recognition of his efforts in the raising of over $32 million in capital in a three month period. The review process which lead to such bonus awards, and the underlying compensation philosophy for such awards, is described above.

Sandra MacKay, Senior Vice President, Legal and Corporate Secretary

Ms. MacKay renders legal services to the Company through a professional law corporation of which she is the principal. This compensation structure is considered customary in this field and is not considered adverse to the Company’s interests in any way. Ms. MacKay’s compensation rate is determined by the Board upon recommendation of the Compensation Committee, having regard to the value of her expertise to the Company. Ms. MacKay is an experienced lawyer with special expertise in the areas required in her role as general internal counsel to the Company and has an extensive business background.

In January of 2011 Ms. MacKay was awarded a discretionary cash retention bonus in the amount of 45,000 in recognition of her instrumental contribution to the achievement of corporate goals, her individual contribution as a member of the Company’s executive team and her personal performance as specialized legal counsel. In March of 2011 Ms. MacKay was awarded a discretionary cash bonus in the amount of $15,000.00 in recognition of her efforts in the raising of over $32 million in capital in a three month period. The review process which lead to such bonus awards, and the underlying compensation philosophy for such awards, is described above.

Grants of Plan-Based Awards 2011

All Other
Stock
	Estimated				Awards:
	Non-Equity	Future		Under	Number of		Award
	(1)	Incentive	Payouts Plan	Awards	Shares of		Date
Fair Value
of
					Stock or		Stock and
	Threshold	Target	Maximum		Units		Option
Name	$	$	$		(#)	Award Date	Awards (1)
Dennis Higgs	--	--		--	100,000	01/10/11	$ 270,742
					80,000	04/08/11	$ 191,287
					135,000	12/12/11	$ 184,950

Glenn Catchpole	--	--		--	100,000	01/10/11	$ 270,742
					80,000	04/08/11	$ 191,287
					135,000	12/12/11	$ 184,950

George Hartman	--	--		--	100,000	01/10/11	$ 270,742
					80,000	04/08/11	$ 191,287
					145,000	12/12/11	$ 198,650

Benjamin Leboe	--	--		--	100,000	01/10/11	$ 270,742
					80,000	04/08/11	$ 191,287
					135,000	12/12/11	$ 184,950

Sandra MacKay	--	--		--	100,000	01/10/11	$ 270,742
					80,000	04/08/11	$ 191,287
					135,000	12/12/11	$ 184,950

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model in accordance with FSB ASC 718. All options were priced at the market price of common shares on the date of the grant. The actual value received by the executives may differ materially from that reported herein.

Grants of Plan-Based Awards 2010

	Estimated Non-Equity (1)	Future Incentive	Payouts Plan	Under Awards	All Other Stock Awards: Number of Shares of		Award Date Fair Value
Name	Threshold $	Target $	Maximum $		Stock or Units (2) (#)	Award Date	of Stock and Option Awards (1)
Dennis Higgs	--	--		--	70,000	01/05/10	$ 66,242
Glenn Catchpole	--	--		--	70,000	01/05/10	$ 66,242
George Hartman	--	--		--	70,000	01/05/10	$ 66,242
Benjamin Leboe	--	--		--	70,000	01/05/10	$ 66,242
Sandra MacKay	--	--		--	70,000	01/05/10	$ 66,242

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model in accordance with FSB ASC 718. All options were priced at the market price of common shares on the date of the grant. The actual value received by the executives may differ materially from that reported herein.

In 2010, stock option grants to directors, officers and employees not yet exercised were extended to expire ten years from the date of the grant. The fair value of this modification attributable to named officers on March 3, 2010 is as follows:

Dennis Higgs	-- $388,869
Glenn Catchpole	-- 394,588
George Hartman	-- 376,483
Benjamin Leboe	--226,500
Sandra MacKay	-- 0

Disclosure Relating to Grants of Plan-Based Awards

In January of 2011 the Company allocated 1,045,000 stock options for employees, consultants, directors and officers of which allocation 100,000 stock options were granted to each of Messrs. Higgs, Catchpole, Hartman and Leboe and Ms. MacKay under the Company’s 2005 Nonqualified Stock Option Plan, each exercisable at $3.98 per share of common stock acquirable (representing the fair market value of a share of the Company’s common stock on the grant date), expiring January 2021. The amount of options for the senior executive officers was determined by the Compensation Committee after considering historic grant levels, peer group grant levels, the number of options available for grant, the number of options outstanding relative to the number of shares outstanding and after having judged the performance of such officers relative to individual and corporate goals to have been exemplary.

The January of 2011 grant amounts were less than historic grant amounts (by about one third) because the Company maintains a policy of endeavoring to ensure that the amount of options outstanding any time does not, in the aggregate, exceed 10% of the number of issued and outstanding shares of common stock then outstanding (the “10% Limitation”). The amount of options awarded to each executive officer in 2010 was also lower than historic grant levels (by about one half), also because the Company did not wish to have options outstanding which exceeded 10% Limitation. Subject to the 10% Limitation, the Company intends to make its executive stock options grants competitive, assuming executive officer performance is exemplary, because the base salary and cash incentive portions of the compensation program are acknowledged to be low at present

In March of 2011, the number of issued and outstanding shares of Company stock had increased as a result of the exercise of approximately 4,040,000 common share purchase warrants and 840,000 stock options during January and February 2011. In light of the fact that January 2010 and January 2011 executive officer stock option grant levels had been low because of the 10% Limitation, the Compensation Committee approved of an additional grant of options to its executive officers. Effective April 8, 2011, as part of a Company wide allocation of 884,500 options, each of Messrs. Higgs, Catchpole, Hartman, Leboe and Ms. MacKay were granted 80,000 stock options, all under the Company’s 2005 Nonqualified Stock Option Plan, each exercisable at $3.21 per share of common stock acquirable (representing the fair market value of the Company’s common stock on the grant date), expiring April 2021.

In December of 2011, the Compensation Committee, as part of its annual review of the performance of the executive officers and the Company’s overall compensation program, considered a universal option grant to all employees, directors and executive officers. The Compensation Committee determined that such a universal option grant consistent with historic levels was in order, in light of the Company’s accomplishment in achieving the permits necessary to commence construction of the Nichols Ranch Project, and in light of the need to retain key employees given the increased staffing demands as the Company prepares for production. The grant of a total of 1,447,500 stock options was approved. The Compensation Committee was once again guided by the 10% Limitation, however, the 10% Limitation did not preclude an award to executive officers which was closer to historical levels. The Compensation Committee recommended a grant to the Named Executive Officers as follows: to each of Messrs. Higgs, Catchpole, Leboe and Ms. MacKay, a grant of 135,000 stock options,, and to Mr. Hartman, a grant of 145,000 options. The additional number of options recommended in respect of Mr. Hartman was in recognition of his special achievement in overseeing construction of the Nichols Ranch project which was proceeding on time and on budget. The Compensation Committee departed from its usual practice of effecting such awards in January, following its annual compensation and performance review in December. Instead the Committee recommended to the Board that the awards be made effective immediately, in December of 2011. This timing recommendation was made so that, commencing in 2012, the grant of stock options, consistent with other elements of the executive compensation program, could be tied more directly to the Company’s financial results. Commencing in 2012, when the Company is expected to enter production and generate revenues from the sale of products, the award of incentive compensation, including stock options, will be more closely tied to the achievement of Company financial goals. The achievement of Company goals is expected to be more measurable as a result, and the Compensation Committee intends to align the granting of stock options and cash incentive awards to its executive officers to corporate goal achievement. So that this approach could be applied beginning in the year in which the Company is expected to generate revenues, which is expected to be 2012, the regular annual option grant timing was brought forward to December of 2011, rather than January of 2012. The vesting terms of the stock options granted to the Named Executive Officers in December of 2011 were 32 changed from past practice. Those stock options vest over a two year period instead of immediately; the Compensation Committee considered this in order to better align the interests of the Named Executive Officers with the interests of shareholders. Those options vest as to 40% upon grant and 30% on each of the first and second anniversaries of the grant date.

In light of the advancement of the timing of the December 2011 option grant, no award of options to executive officers was made in the first quarter of 2012.

Outstanding Equity Awards to Executives at Fiscal Year-end

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiry Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)

Dennis Higgs	150,000 250,000 125,000 40,000 70,000 100,000 80,000 54,000	Nil Nil Nil Nil Nil Nil Nil 81,000	Nil Nil Nil Nil Nil Nil Nil Nil	0.75 3.20 2.64 0.65 1.33 3.98 3.21 1.89	Jan 6, 2016 Jan 26, 2017 Jan 7, 2018 Jan 5, 2019 Jan 5, 2020 Jan 10, 2021 Apr 8, 2021 Dec 12, 2021	Nil Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil Nil

Glenn Catchpole	240,000 250,000 125,000 70,000 100,000 80,000 54,000	Nil Nil Nil Nil Nil Nil 81,000	Nil Nil Nil Nil Nil Nil Nil	0.75 3.20 2.64 1.33 3.98 3.21 1.89	Jan 6, 2016 Jan 26, 2017 Jan 7, 2018 Jan 5, 2020 Jan 10, 2021 Apr 8, 2021 Dec 12, 2021	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil

George Hartman	250,000 125,000 70,000 100,000 80,000 58,000	Nil Nil Nil Nil Nil 87,000	Nil Nil Nil Nil Nil Nil	3.20 2.64 1.33 3.98 3.21 1.89	Jan 26, 2017 Jan 7, 2018 Jan 5, 2020 Jan 10, 2021 Apr 8, 2021 Dec 12, 2021	Nil Ni Nil Nil Nil Nil	Nil Ni Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil

Benjamin Leboe	100,000 125,000 125,000 70,000 100,000 80,000 54,000	Nil Nil Nil Nil Nil Nil 81,000	Nil Nil Nil Nil Nil Nil Nil	1.96 3.20 2.64 1.33 3.98 3.21 1.89	May 23, 2016 Jan 26, 2017 Jan 7, 2018 Jan 5, 2020 Jan 10, 2021 Apr 8, 2021 Dec 12, 2021	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil Nil Nil

Sandra MacKay	100,000 17,500 100,000 80,000 54,000	Nil Nil Nil Nil 81,000	Nil Nil Nil Nil Nil	2.07 1.33 3.98 3.21 1.89	Jul 2, 2019 Jan 5, 2020 Jan 10, 2021 Apr 8, 2021 Dec 12, 2021	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil

Option Exercises and Stock Vested in 2011

	Option Grants			Stock Awards
	Number of			Number of
	Shares	Value Realized		Shares	Value Realized
	Acquired on	on Exercise		Acquired on	on Vesting
Name	Exercise	($)		Vesting	($)(2)
Dennis Higgs	300,000	$,202,000	(1)	Nil	Nil
Glenn Catchpole	270,000	$,131,563	(1)	Nil	Nil
George Hartman	453,700	$,284,992	(1)	Nil	Nil
Benjamin Leboe	56,000	$246,400		Nil	Nil
Sandra MacKay	17,500	$67,025		25,000	$418.00

(1)

Messrs. Higgs, Catchpole and Hartman entered into automatic sales disposition plans (Rule 10B5-1 trading plans) in January of 2011 to allow for the orderly exercise of certain of their option holdings at pre-determined prices and specified volumes. The values reported as realized all pertain to the exercise of stock options and subsequent sale of the underlying shares by those individuals in accordance with those trading plans.

(2)	Nominal value not received unless shares sold.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal year 2011 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed under Item 404 of Regulation S-K. Additionally, there were no compensation committee “interlocks” during fiscal year 2011, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

Pension Benefits

None.

Non-Qualified Deferred Compensation

None.

Retirement, Resignation or Termination Plans

Officers with contracts for services have notice requirements which permit pay in lieu of notice. In December 2007 we approved a policy whereby officers will receive a termination payment of a multiple of their annual compensation following a change in control of our Company. The multiple used for a change of control payment is five times for officers Higgs, Catchpole and Hartman and three times for all other officers.

Compensation Committee Report

The Compensation Committee oversees the Company’s compensation reporting process on behalf of the Board. The Compensation Committee has four members, each of whom is “independent” as defined in the NYSE Amex Equities Company Guide. The committee operates under a written charter, revised and adopted by the Board.

The Committee assists the Board by overseeing the (1) annual review of director and executive officer compensation policies and goals, (2) determining the compensation of directors and executive officers, (3) and providing accurate public disclosure of the Company’s compensation program.

In the course of providing its oversight responsibilities regarding the Company’s compensation of directors and executive officers in 2011, the Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement.

Based on the Compensation Committee’s review of the Compensation Discussion and Analysis and discussions with the Board and the Company’s management, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the members of the Compensation Committee of the Board:

Peter Bell
Arnold Dyck
Gerhard Kirchner
Paul Saxton

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of December 31, 2011 regarding the ownership of our common stock by:

  each named executive officer, each director and all of our directors and executive officers as a group;

  each person who is known by us to own more than 5% of our shares of common stock.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 77,086,774 shares of common stock outstanding as of December 31, 2011.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares subject to options that are exercisable within 60 days following December 31, 2011 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

DIRECTORS AND EXECUTIVE OFFICERS
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of (1) Common Stock
Common Stock	Dennis Higgs, Director and Executive Chairman Suite 1410 – 800 West Pender St. Vancouver, B.C., V6C 2V6	4,744,000(2)	5.81%
Common Stock	Glenn Catchpole, Director, President and CEO/PEO 4413 East 22nd Street Casper, WY, 82609	2,371,100 (3)	2.90%
Common Stock	George Hartman, Director, Executive VP and COO, 1220 Elkhorn Valley Drive Casper, WY., 82609	1,440,900 (4)	1.76%
Common Stock	Dr. Gerhard Kirchner, Director P.O. Box 196, Mont Nebo, SK S0J 1X0	681,122 (5)	**
Common Stock	Paul Saxton, Director 188 Stonegate Drive Furry Creek, BC., V0N 3G4	290,500 (6)	**

Common Stock	Peter Bell, Director #105 – 3389 Capilano Road North Vancouver, B.C., V7R 4W7	329,000 (7)	**
Common Stock	Arnold J. Dyck, Director 504 – 230 Saskatchewan Crescent East Saskatoon, Saskatchewan S7N 0K6	282,000 (8)	**
Common Stock	Benjamin Leboe, Sr. VP, Finance and CFO/PFO 16730 Carrs Landing Road Lake Country, BC V4V 1B2	665,000 (9)	**
Common Stock	Sandra MacKay, Sr. VP, Legal and Corporate Secretary Suite 1410 – 800 West Pender St. Vancouver, B.C., V6C 2V6	351,500(10)	**
Total		11,155,122	13.65%

** - indicates ownership less than 1%

(1) The percent of class is based on 81,710,274 shares comprised of 77,086,774 shares of common stock issued and outstanding as of December 31, 2011 plus 4,623,500 options vested within 60 days of December 31, 2011.
(2) Includes 3,875,000 shares, and 869,000 exercisable share purchase options.
(3) Includes 1,452,100 shares, and 919,000 exercisable share purchase options.
(4) Includes 751,900 shares and 689,000 exercisable share purchase options.
(5) Includes 427,122 shares and 254,000 exercisable share purchase options.
(6) Includes 11,500 shares and 279,000 exercisable share purchase options.
(7) Includes nil shares and 329,000 exercisable share purchase options.
(8) Includes 3,000 shares and 279,000 exercisable share purchase options.
(9) Includes 11,000 shares and 654,000 exercisable share purchase options.
(10) Includes nil shares and 351,500 exercisable share purchase options.

NON-RELATED SHAREHOLDERS HOLDING OVER 5%
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of (1) Common Stock
Common Stock	Cede & Co (2) Box 222 Bowling Green Stn. New York, NY 10274	63,292,754	82.02%
Common Stock	Mr. Robert Disbrow Suite 700, Waterfront Centre 200 Burrard Street, Vancouver, British Columbia, CANADA V6C 3L6	7,911,800(3)	10.26%(3)
Common Stock	Deans Knight Capital Management Ltd. Suite 730, 999 West Hastings Street, Vancouver, British Columbia, CANADA V6C 2W2	4,426,900(4)	5.75%(4)

(1)	The percent of class is based on 77,086,774 shares of common stock issued and outstanding as of December 31, 2011.
(2)	Central depository for unknown number of shareholders.

(3)	As reported January 5, 2012. Includes 5,201,800 shares held by Haywood Securities Inc. over which Mr. Disbrow has dispositive power.
(4)	As reported February 10, 2012.

It is believed by us that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

As of December 31, 2011 we had approximately 104 registered shareholders of record of our common stock.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable transactions with related parties since January 1, 2011, including named security holders, are as follows.

Mr. Dennis Higgs, Director and Executive Chairman

During the year ended December 31, 2011, the Company incurred $186,700 (2010 - $312,149; 2009 - $339,500) for consulting services and office expenses (included in general and administrative expenses) to companies controlled by a director who is Executive Chairman of the Company. Other general and administrative expenses were reimbursed in the normal course of business.

Mr. Glenn Catchpole, Director, President & Chief Executive Officer

During the year ended December 31, 2011, the Company incurred $185,400 (2010 $185,400; 2009 - $180,000) for consulting services (included in general and administrative expenses) to a company controlled by Mr. Catchpole, President & Chief Executive Officer of the Company. Other general and administrative expenses were reimbursed in the normal course of business.

Mr. George Hartman, Director, Executive Vice President and Chief Operating Officer

During the year ended December 31, 2011, the Company incurred $197,760 (2010 $197,760; 2009 - $190,000) for consulting services (included in general and administrative expenses) to a director who is also Executive Vice President and Chief Operating Officer. Other general and administrative expenses were reimbursed in the normal course of business.

Mr. Benjamin Leboe, Senior Vice President, Finance and Chief Financial Officer

During the year ended December 31, 2011, the Company incurred consulting fees of $152,140 (2010 $145,730; 2009 - $129,830) to an entity controlled by Mr. Leboe, the Chief Financial Officer of the Company. The amounts have been recorded as general and administrative expense.

Ms. Sandra MacKay, Senior Vice President, Legal and Corporate Secretary

During the year ended December 31, 2011, the Company incurred $158,975 (2010 - $153,000; 2009 - $75,000) for consulting services (included in general and administrative expenses) to a corporation controlled by Ms. Sandra MacKay, the Senior Vice President, Legal of the Company. Other general and administrative expenses were reimbursed in the normal course of business.

Other

As disclosed above under “Executive Compensation – Stock Option Grants”, we granted options to purchase shares of our common stock to our officers and directors under our 2005 Stock Option Plan during each of the three years ended December 31, 2011.

Policy for Review of Related Party Transactions

The Company has a policy for the review of transactions with related persons as set forth in the Company’s Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which the Company is a participant and in which any of the Company's directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Company's proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Audit Committee of the Board pursuant to the Audit Committee’s charter and the rules of the NYSE Amex.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its shareholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company's management to follow in its ongoing dealings with the related person.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

PROPOSAL 2 — RATIFICATION OF
THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Manning Elliot LLP to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2012.

This proposal seeks stockholder ratification of the appointment of Manning Elliot LLP.

Will a representative of Manning Elliot be present at the Annual Meeting?

The Company does not expect that a representative of Manning Elliot will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

INFORMATION IN RESPECT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Manning Elliot LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended December 31, 2011.

Our financial statements have been audited by Manning Elliot LLP, independent registered public accounting firm, for the years ended December 31, 2011, 2010 and 2009.

The following table sets forth information regarding the amount billed to us by our independent auditor, Manning Elliott LLP for our three fiscal years ended December 31, 2011:

	Years Ended December 31
	2011	2010	2009
Audit Fees	$120,560	$88,000	$120,000
Audit Related Fees	$ 23,900	$20,400	$27,000
Tax Fees	$ 4,160	$16,900	$16,000
All Other Fees	$0	$0	$0
Total	$148,620	$115,300	$163,000

Audit Fees

Audit Fees are the aggregate fees billed by our independent auditor for the audit of our annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Company’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for fiscal year 2011 were pre-approved by the Audit Committee. The Audit Committee reviews with Manning Elliot LLP whether the non-audit services to be provided are compatible with maintaining the auditors’ independence.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

APPENDICES

A. Form of Proxy Card

By Order of the Board of Directors,

/s/ Sandra R. MacKay
Sandra R. MacKay,
Corporate Secretary
Uranerz Energy Corporation
April 25, 2012

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

To vote online — vote.corporatestock.com

▼ FOLD AND DETACH HERE ▼

The Board of Directors Recommends a Vote FOR in item 2

3. To conduct any other business that may properly come before the meeting.

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

If this proxy is properly executed and returned, the shares represented hereby will be voted in accordance with the votes marked hereon.

A vote to ABSTAIN will not be voted FOR or AGAINST any item, but your shares will still be counted for the purposes of establishing a quorum at the annual meeting.

Cumulative voting rights are not authorized for the election of directors.